UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2021 (May 20, 2021)

Adara Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40014	85-2373325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Red Oak Boulevard

Charlotte, NC 28217

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 606-2922

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ADRA.U	NYSE American LLC

Class A Common Stock, par value $0.0001 per share	ADRA	NYSE American LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ADRA WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on a SPAC’s financial statements as opposed to equity. Adara Acquisition Corp. (the “Company”) previously accounted for its public and private warrants (collectively, “Warrants”) as equity in the Company’s audited balance sheet as of February 11, 2021, filed as an exhibit to its Current Report on Form 8-K filed on February 18, 2021 (the “Initial 8-K”).

The Company reassessed its accounting for its Warrants issued in May 2021 in light of the SEC Staff’s published views. Based on this reassessment, management determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company’s statement of operations each reporting period. Therefore, on May 20, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), concluded that the Company’s previously issued balance sheet as of February 11, 2021 should be restated because of a misapplication in the guidance around accounting for the Warrants and should no longer be relied upon. The previously issued audited balance sheet will be corrected in the Company’s Form 10-Q for the quarterly period ended March 31, 2021. The Audit Committee and management have discussed the matters disclosed in this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2021

ADARA ACQUISITION CORP.

By:	/s/ Martin A. Sumichrast
	Name:	Martin A. Sumichrast
	Title:	Chief Executive Officer